UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 31, 2023

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value €0.05 per share	QURE	The Nasdaq Stock Market LLC The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alex Kuta, Chief Regulatory Officer of uniQure N.V. (the “Company”), has retired from the Company and its affiliates in all capacities, effective March 31, 2023 (the “Retirement Date”). In connection with his retirement, Dr. Kuta’s employment agreement, dated August 20, 2019, terminated as of the close of business on the Retirement Date, other than those provisions that survive termination by their terms.

In furtherance of the Company’s succession plans, Dr. Kuta and uniQure, Inc., an affiliate of the Company, entered into a consulting agreement (the “Consulting Agreement”) on March 31, 2023 for a term of one year. Under the terms of the Consulting Agreement, Dr. Kuta will provide consulting services related to the transition of the regulatory and related functions and other regulatory consulting services that may be reasonably requested. In consideration, Dr. Kuta will (a) receive a consulting fee equal to $15,000 per month, (b) remain eligible during the term of the Consulting Agreement to receive continued vesting of any previously granted equity awards in effect as of the Retirement Date, and (c) receive the cost of coverage incurred by Dr. Kuta for any group medical and/or dental insurance pursuant to the federal “COBRA” law during the term of the Consulting Agreement.

The foregoing description of the material terms of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIQURE N.V.

Date: April 5, 2023	By:	/S/ DAVID J. CERVENY
David J. Cerveny
Chief Legal Officer

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